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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           Ista Pharmaceuticals, Inc.
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             (Exact name of Registrant as specified in its charter)

                Delaware                                33-0511729
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

15279 Alton Parkway Building 100 Irvine, CA                92618
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 (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
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                                (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to Description of Capital Stock section and Shares Eligible for Future Sale section on pages 49-53 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 5, 2000, (file number 333-34120) (the "S-1 Registration Statement").

Item 2.  Exhibits

         The following exhibits are filed as a part of this S-1 Registration
         Statement:

         *1. Incorporated by reference to Exhibits 1.1 through 27 to the S-1
             Registration Statement.

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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 4, 2000                    Ista Pharmaceuticals, Inc.


                                        By: /s/ ISSAC J. VAUGHN
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                                           Issac J. Vaughn
                                           Assistant Secretary